SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[  ]       Preliminary Information Statement

[  ]       Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ X ]       Definitive Information Statement

JNL Series Trust

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required.

[  ]       Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[  ]       Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Dear Variable Annuity Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (the “Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (the “Information Statement”) may be read to include you as an owner of a Variable Contract.

The Information Statement describes certain events and transactions that have been deemed to result in an “assignment” of the current Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC (“JNAM” or “Adviser”) and Scout Investments, Inc. (“Scout”).

The Information Statement is furnished to shareholders of the JNL/Scout Unconstrained Bond Fund (the “Fund”) on behalf of the Board of Trustees (the “Board”) of the Trust, a Massachusetts business trust, located at 1 Corporate Way, Lansing, Michigan 48951.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit: www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/Scout Unconstrained Bond Fund

December 13, 2017

Table Of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	INTRODUCTION

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 120 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with, and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds. While the sub-advisers are primarily responsible for the day-to-day portfolio of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”). Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

The purpose of this information statement (the “Information Statement”) is to provide you with information about the sub-advisory arrangement between JNAM and Scout Investments, Inc. (“Scout”), investment sub-adviser for the JNL/Scout Unconstrained Bond Fund (the “Fund”), and certain events and transactions that have been deemed to result in an “assignment” of the Investment Sub-Advisory Agreement, dated April 28, 2014, as amended, between JNAM and Scout (the “Original Sub-Advisory Agreement”), as the term “assignment” is defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the 1940 Act.

This Information Statement is provided in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Order”) granted to the Trust and JNAM by the U.S. Securities and Exchange Commission (the “SEC”). The Order permits the Adviser to enter into sub-advisory agreements with sub-advisers that are not affiliates of the Adviser (other than by reason of serving as a sub-adviser to a Fund) without shareholder approval. The Adviser, therefore, is able to change unaffiliated sub-advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. The Order requires that notice and certain information be sent to shareholders of a Fund informing them of a change in a Fund’s sub-adviser.

In April 2017, Scout notified JNAM of a pending change of control, whereby Scout’s parent company, UMB Financial Corporation (“UMB”), agreed to sell Scout to Carillon Tower Advisers, Inc. (“Carillon”), a global asset-management firm and wholly owned subsidiary of Raymond James Financial, Inc., 880 Carillon Pkwy., St. Petersburg, FL 33716 (the “Scout Transaction”) on or about November 17, 2017.

The Scout Transaction is not expected to result in any changes to the personnel responsible for managing the Fund. However, as a result of this transaction, which closed on November 17, 2017, the Original Sub-Advisory Agreement terminated. This is because the 1940 Act, which regulates investment companies such as the Fund, requires investment advisory agreements to terminate automatically when there is a “change of control” of the investment adviser or sub-adviser. The Scout Transaction, which changed the ownership of Scout and its investment advisory business, is considered a “change of control” of Scout.

As a result of the “change of control” of Scout and the resulting termination of the Original Sub-Advisory Agreement, a new investment sub-advisory agreement was required. At a quarterly meeting of the Board held on August 28-30, 2017, the Board, including the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, JNAM, and Scout (the “Independent Trustees”), approved a new Investment Sub-Advisory Agreement between JNAM and Scout to be effective upon the closing of the Scout Transaction on or about November 17, 2017 (the “Scout Sub-Advisory Agreement”).

Section 15(f) of the 1940 Act

Scout has agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the directors of the investment company must not be interested persons of the adviser or the predecessor adviser. Second, there must not be any “unfair burden” imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction. Section 15(f) defines “unfair burden” to include any arrangement during the two-year period after the transaction in which the adviser or predecessor adviser, or any interested person of the adviser or predecessor adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Scout informed the Board and the Adviser that, after reasonable inquiry, it is not aware of any express or implied term, condition, arrangement or understanding that would impose an “unfair burden” on the Fund as a result of the transaction.

This Information Statement is being provided to contract owners whose purchase payments have been allocated to the Fund as of November 29 , 2017. It will be mailed on or about December 18, 2017.

II.	Investment Sub-Advisory Agreement with Scout Investments, Inc.

Scout has served as sub-adviser to the Fund pursuant to the Original Sub-Advisory Agreement, which was approved by the Board at a meeting held on December 16-17, 2013.

The Scout Transaction resulted in an “assignment” and, therefore, an automatic termination of the Original Sub-Advisory Agreement. JNAM recommended, and the Board subsequently approved, the Scout Sub-Advisory Agreement to be effective upon closing of the Scout Transaction. The Board approved the Scout Sub-Advisory Agreement at a meeting held on August 28-30, 2017. Please refer to Exhibit A for the Scout Sub-Advisory Agreement. Pursuant to the Order, you are not required to approve the Scout Sub-Advisory Agreement because Scout is not affiliated with JNAM. On November 17, 2017, the Scout Sub-Advisory Agreement took effect.

The material terms of the Scout Sub-Advisory Agreement between JNAM and Scout are substantially similar to the Original Sub-Advisory Agreement. The Scout Sub-Advisory Agreement provides that it will remain in effect until September 30, 2018, and thereafter only so long as the continuance is approved at least annually by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Scout Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Board (including the majority of the Independent Trustees), the outstanding voting securities of the Fund, the Adviser, or Scout. The Scout Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The Scout Sub-Advisory Agreement generally provides that Scout, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM, the Fund or the Trust’s Trustees, officers, employees, agents, or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund, any shareholder of the Fund, or JNAM in connection with the performance of Scout’s duties or Scout’s failure to perform due to events beyond the reasonable control of Scout or its agents, except for a loss resulting from Scout’s willful misfeasance, reckless disregard, or gross negligence in the performance of its duties or obligations.

No changes have been made to the investment objectives, principal investment strategies, or advisory and sub-advisory fees of the Fund.

The change in control of Scout will not increase any fee or expense to be paid by the Fund. The advisory fees for the Fund did not change. The Fund pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Scout Unconstrained Bond Fund
Advisory Fee Rates Before and After the Change in Control
Average Daily Net Assets	Annual Rate
$0 to $1 billion	0.55%
$1 billion to $3 billion	0.50%
$3 billion to $5 billion	0.49%
Over $5 billion	0.48%

 The aggregate rate of advisory fees to be paid to JNAM will not change as a result of the change in control of Scout. The following table sets forth the aggregate amount of advisory fees paid by the Fund from its operations for the one-year period ended December 31, 2016.

Fund Name	Actual Fees
JNL/Scout Unconstrained Bond Fund	$7,269,552

The sub-advisory fee rate paid by the Adviser to Scout is the same under the Original Sub-Advisory Agreement and the Scout Sub-Advisory Agreement. JNAM pays Scout a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the following schedule:

JNL/Scout Unconstrained Bond Fund
Sub-Advisory Fee Rates Before and After the Change in Control
Average Daily Net Assets	Annual Rate
$0 to $1 billion	0.25%
Over $1 billion	0.20%

For the year ended December 31, 2016, JNAM paid Scout $2,752,608 in sub-advisory fees for its services to the Fund.

III.	Description of Scout Investments, Inc.

Scout is located at 928 Grand Boulevard, Kansas City, Missouri 64106. Scout is a Missouri Corporation and registered investment adviser that offers an array of equity and fixed-income products. As of September 30, 2017, Scout had approximately $27 billion in total assets under management.

Principal Executive Officers, Directors, and General Partners of Scout

Name	Principal Address	Title
J. Cooper Abbott	880 Carillon Pkwy. St. Petersburg, FL 33716	President and Chairman, Carillon Tower Advisers
Courtland James	880 Carillon Pkwy. St. Petersburg, FL 33716	Executive Vice President, Carillon Tower Advisers
Eric Wilwant	880 Carillon Pkwy. St. Petersburg, FL 33716	CAO, Carillon Tower Advisers
David Bruce McKinney	227 Washington St. Columbus, IN 47201	President, Reams Asset Management; Senior Vice President, Scout Investments
Mike Edwards	880 Carillon Pkwy. St. Petersburg, FL 33716	Head of Affiliate Development, Carillon Tower Advisers
Andrew Iseman	928 Grand Blvd. Kansas Cty, MO 64106	CEO, Scout Investments
Scott A. Betz	928 Grand Blvd. Kansas C i ty, MO 64106	COO, Scout Investments

As the sub-adviser to the Fund, Scout provides the Fund with investment research, advice, and supervision and manages the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention, and disposition of securities. The principal investment strategies of the Fund are discussed in the Fund’s Prospectus under “Principal Investment Strategies” and the principal risks of investing in the Fund are discussed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of November 29 , 2017, no Trustee or officer of the Trust were officers, employees, directors, general partners or shareholders of Scout, and no Trustee or officer of the Trust owned securities or had any other material direct or indirect interest in Scout or any other entity controlling, controlled by or under common control with Scout. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2016, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which Scout, any parent or subsidiary of Scout, or any subsidiary of the parent of such entities was or is to be a party.

JNL/Scout Unconstrained Bond Fund

Mark M. Egan is the lead portfolio manager of the Fund. Thomas M. Fink, Todd C. Thompson, Stephen T. Vincent, and Clark W. Holland are co-portfolio managers of the Fund.

Mr. Egan joined Scout on November 30, 2010, when it acquired Reams Asset Management Company, LLC (“Reams”). He oversees the entire fixed-income division of Scout and retains oversight over all investment decisions. Mr. Egan was a portfolio manager of Reams from April 1994 until November 2010 and a portfolio manager of Reams Asset Management Company, Inc. from June 1990 until March 1994. Mr. Egan was a portfolio manager of National Investment Services until May 1990.

Mr. Fink joined Scout on November 30, 2010, when it acquired Reams. He was a portfolio manager at Reams from December 2000 until November 2010. Mr. Fink was previously a portfolio manager at Brandes Fixed Income Partners from 1999 until 2000, Hilltop Capital Management from 1997 until 1999, Centre Investment Services from 1992 until 1997, and First Wisconsin Asset Management from 1986 until 1992.

Mr. Thompson joined Scout on November 30, 2010, when it acquired Reams. He was a portfolio manager at Reams from July 2001 until November 2010. Mr. Thompson was a portfolio manager at Conseco Capital Management from 1999 until June 2001 and a portfolio manager at the Ohio Public Employees Retirement System from 1994 until 1999.

Mr. Vincent joined Scout on November 30, 2010, when it acquired Reams. He was a portfolio manager at Reams from October 2005 until November 2010. Mr. Vincent was a senior fixed-income analyst at Reams from September 1994 to October 2005.

Mr. Holland joined Scout on November 30, 2010 and became a portfolio manager in October 2014. He was a portfolio analyst at Scout from December 2010 until October 2014 and at Reams from February 2002 until November 2010. Prior to joining Reams, Mr. Holland was a portfolio manager and investment product specialist at Wells Fargo Investment Management Group.

IV.	Other Investment Companies Advised by Scout Investments, Inc.

The following table sets forth the size and rate of compensation for other funds advised by Scout having similar investment objectives and policies as those of the Fund.

Similar Mandate(s)	Assets Under Management as of September 30, 2017	Rate of Compensation*
Scout Unconstrained Bond Fund	$1,589,247,632	0.60%
* Scout is currently waiving 0.30% of the 0.60% management fee.

V.	Evaluation By The Board Of Trustees

The Board oversees the management of the Fund. After the expiration of the initial term of a sub-advisory agreement, the Board determines annually whether to continue such agreement, as required by law.

At a meeting on August 28-30, 2017, the Board, including all of the Independent Trustees, considered information relating to the Scout Sub-Advisory Agreement for the Fund between the Adviser and Scout. The Board previously approved the Original Sub-Advisory Agreement at a Board meeting held on December 16-17, 2013. JNAM recommended approving the Scout Sub-Advisory Agreement in anticipation of Carillon’s acquisition of Scout and the resulting “change of control” at Scout and automatic termination of the Original Sub-Advisory Agreement (the “Acquisition”). The Board considered JNAM’s assertion that Scout would retain the portfolio managers for the Fund as part of the Acquisition and that there would be no changes to investment process and philosophy as they relate to the Fund. JNAM asked the Board to approve the Scout Sub-Advisory Agreement, which is substantially similar to the Original Sub-Advisory Agreement, to be effective upon the termination of the Original Sub-Advisory Agreement.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Scout Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Scout Sub-Advisory Agreement. With respect to its approval of the Scout Sub-Advisory Agreement, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Scout Sub-Advisory Agreement to be effective upon the termination of the Original Sub-Advisory Agreement.

In considering the Scout Sub-Advisory Agreement and considering the information, the Board was advised by independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of services Scout has provided under the Original Sub-Advisory Agreement and that Scout would provide under the Scout Sub-Advisory Agreement, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (6) other benefits that may accrue to Scout through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Scout Sub-Advisory Agreement.

Before approving the Scout Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and Scout and to consider the terms of the Scout Sub-Advisory Agreement. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Scout Sub-Advisory Agreement is in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality, and Extent of Services

The Board examined the nature, quality, and extent of the services provided by JNAM and Scout. The Board noted JNAM’s evaluation of Scout, as well as JNAM’s recommendation, based on its review of Scout, to approve the Scout Sub-Advisory Agreement.

The Board reviewed the qualifications, background, and responsibilities of Scout’s portfolio managers who would be responsible for the day-to-day management of the Fund and noted that the Fund’s portfolio managers would not change in connection with the change of control. The Board reviewed information pertaining to Scout’s organizational structure, senior management, financial stability, investment operations, and other relevant information. The Board considered compliance reports about Scout from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by Scout under the Scout Sub-Advisory Agreement.

Performance

The Board considered the performance of the Fund, including how the Fund’s gross performance compared to the average performance of its custom peer group and how the Fund performed versus its primary benchmark (“benchmark”) index. The Board noted that the Fund outperformed its benchmark for the one-year and since-inception periods. It also considered JNAM’s assertion that the custom peer group provides the more meaningful performance comparison for the Fund and noted that the Fund was near the average of the custom peer group for the one-year period, ranking in the 56th percentile of that group. The Board noted JNAM’s assertions that the Fund is currently one of the most conservative funds in its peer group and that it will continue to monitor the Fund’s performance, though the Fund is expected to underperform its peers during market cycles more favorable for riskier investment mandates. It also noted the that Fund commenced operations in April 2014, and therefore, that it would be prudent to allow the management team more time to develop its performance record with the Fund. The Board noted that the change of control would not affect the services provided to the Fund and that there would be no changes to the Fund’s investment philosophy or process under the Scout Sub-Advisory Agreement. The Board also considered that the portfolio managers for Fund would continue serving the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Scout Sub-Advisory Agreement for the Fund.

Costs of Services

The Board reviewed the proposed fees to be paid by JNAM to Scout. The Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by Scout to similar clients. Using information provided by an independent data service, the Board evaluated Scout’s and the Fund’s fees and expenses, including its sub-advisory fees compared to the average sub-advisory fees for other funds similar in size, character, and investment strategy (the “peer group”). The Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio. The Board noted that comparison to peer groups provides a helpful way to evaluate the Fund’s fees, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Fund’s peer group may change from time to time.

The Board considered that the Fund’s current sub-advisory fees and noted that there are no changes to the sub-advisory fees as a result of the Acquisition. The Board also took into account that the sub-advisory fee is lower than the peer group average. The Board concluded that the sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered JNAM’s and Scout’s representations regarding economies of scale and noted that Scout’s sub-advisory fee includes breakpoints; however, the Board also acknowledged that because the sub-advisory fee was negotiated at arms’ length between JNAM and Scout, for the Original Sub-Advisory Agreement, and for the Scout Sub-Advisory Agreement, and is not an expense of the Fund, any breakpoints in the sub-advisory fee may only benefit the Fund indirectly through potential breakpoints in the advisory fee. The Board noted that the Adviser’s advisory fee for the Fund also included breakpoints that decrease the fee rate as assets increase and concluded that those breakpoints in some measure share economies of scale with shareholders.

Other Benefits to Scout

In evaluating the benefits that may accrue to Scout through its relationship with the Fund, the Board noted that Scout may pay for portions of meetings organized by the Fund’s distributor to educate wholesalers about the Fund, though Scout is not required to participate in the meetings. In addition, the Board considered that certain affiliates of Scout may participate in the sale of funds or insurance contracts and are compensated by the Fund’s distributor for their activities, in addition to payments for marketing and conferences.

In evaluating the benefits that may accrue to Scout through its relationship with the Fund, the Board noted that Scout may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of Scout as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Scout Sub-Advisory Agreement.

VI.	Additional Information

Ownership Of The Fund

As of November 29 , 2017, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/Scout Unconstrained Bond Fund (Class A)	5,234,049.370
JNL/Scout Unconstrained Bond Fund (Class I)	71,972,367.053

As of November 29 , 2017, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), and certain affiliated funds organized as funds-of-funds, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of November 29 , 2017, the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

Fund	Address	Percentage of Shares owned
JNL/S&P Managed Moderate Growth Fund	1 Corporate Way Lansing MI 48951	23.13%
JNL/S&P Managed Moderate Fund	1 Corporate Way Lansing MI 48951	16.74%
JNL Institutional Alt 50 Fund	1 Corporate Way Lansing MI 48951	11.06%
JNL Institutional Alt 20 Fund	1 Corporate Way Lansing MI 48951	10.18%
JNL Disciplined Moderate Fund	1 Corporate Way Lansing MI 48951	10.15%
JNL/S&P Managed Conservative Fund	1 Corporate Way Lansing MI 48951	9.25%
JNL/S&P Managed Growth Fund	1 Corporate Way Lansing MI 48951	7.54%
JNL Disciplined Moderate Growth Fund	1 Corporate Way Lansing MI 48951	5.05%

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of November 29 , 2017,  no person(s) have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2016, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2016, the Fund paid $1,694,008 in administration fees and $2,258,663 in 12b-1 fees to the Adviser and/or its affiliated persons. These services have continued to be provided since the Scout Sub-Advisory Agreement was approved.

VII.	Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2016, a copy of the Trust’s semi-annual report for the period ended June 30, 2017, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Life Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM also serves as the Trust’s Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the printing and distribution of this Information Statement will be paid by Scout.

Exhibit A

Investment Sub-Advisory Agreement Between
Jackson National Asset Management, LLC and Scout Investments, Inc.
Dated November 17, 2017

This Agreement is effective this 17th day of November, 2017 by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Scout Investments, Inc., a Missouri Corporation and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Adviser represents that it has entered into an Investment Advisory and Management Agreement (“Management Agreement”) effective as of the 31st day of January, 2001, Amended and Restated as of the 28th day of February, 2012, further Amended and Restated as of the 1st day of December, 2012, further Amended and Restated as of the 30th November, 2012, effective as of April 29, 2013, and further Amended and Restated as of the 24th day of June, 2013, effective as of July 1, 2013 with the Trust; and

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (“each a Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.
Appointment.  Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement.  Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Fund with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such fund shall become a Fund hereunder, and be subject to this Agreement, subject to the approval of the Trust’s Board of Trustees (“Board of Trustees”).

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)
the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”);

e)
the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Fund (collectively called the “Prospectus”).

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prospectus of each Fund, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing that relate specifically to the Sub-Adviser or a Fund that it provides sub-advisory services to, within a reasonable time before they become effective.  Any amendments or supplements that impact the management of the Fund will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser’s approval thereof.

3.
Management.  Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for all assets of the Fund and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including, financial futures and options of any type), all on behalf of the Fund.  Adviser and/or the Fund’s custodian will handle matters relating to the Fund participating in any class action settlements and Sub-Adviser shall not have any obligations thereto.  Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in the Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of the Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with the Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder.  In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth below), and will monitor the Fund’s investments, and will comply with the provisions of Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund, which may be amended from time to time, provided that Sub-Adviser will be responsible for such monitoring and compliance of any amendments to the Trust’s Declaration of Trust, By-laws, investment objectives, policies, and restriction, only after Sub-Adviser’s receipt of such amendments from the Adviser.  Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.  Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program as requested by the Board of Trustees or the Adviser.  Sub-Adviser, solely with respect to the assets of the Fund which are under its management pursuant to this Agreement, and based on information obtained from the Fund’s administrator, custodian and other service providers, shall take reasonable steps to comply with the diversification provisions of Section 851 and Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Fund.

Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Fund, as owner of the assets in the Fund, shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Adviser shall work in conjunction with Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 12 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser. Notwithstanding the cooperation of Adviser, Sub-Adviser shall be responsible for the correction of any failure attributable to its actions whether in good faith, negligent, or reckless disregard, including any penalties, taxes, and interest and for any other obligations to contract-owners and insurance company investors in the Fund.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;

b)
will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities, including but not limited to compliance with Rule

206(4)-7 under the Investment Advisers Act of 1940, as amended;

c)	will comply with all foreign laws, regulations, and regulatory requirements as set forth by applicable foreign regulatory agencies, as applicable;

d)
will report regularly to Adviser and to the Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

e)
will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

f)
as a service provider to the Fund will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Fund under Rule 38a-1 under the 1940 Act, including any applicable document requests;

g)
will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein, and will furnish the Adviser and the Board of Trustees such periodic and special reports as the Adviser may reasonably request;

h)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Fund subject to Sub-Adviser’s supervision;

i)	will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and investment objectives hereunder;

j)
will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

k)
will vote proxies received in connection with securities held by the Fund in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser, consistent with its fiduciary duties hereunder; and may, at its discretion (subject to Sub-Adviser’s responsibility and liability under the terms of this Sub-Advisory Agreement), elect to use one or more third parties, including proxy voting services, in fulfilling its obligations hereunder; provided however, Adviser will, or will direct the Fund’s custodian to, send all proxy solicitation material and other related material, including interim reports, annual reports and other issuer mailings with respect to the Account, to Sub-Adviser or its agent;

l)
will vote and take all action related to corporate reorganization matters (e.g., conversions, tender and exchange offers, mergers, stock splits, right offerings, recapitalizations, amendments, modifications or waivers or other rights or powers); provided however, that Adviser will, or will direct the Fund’s custodian to, deliver all materials and information relating to corporate reorganization matters to Adviser or its agent;

m)
may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Fund, except that such consultations are permitted between the current and successor sub-advisers of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act;

n)
will provide reasonable assistance to the Adviser or the Trust’s custodian, as the case may be, in determining the value of any portfolio security; provided, such assistance shall be limited to providing pricing recommendations for a security in the form and in the manner that Sub-Adviser provides a recommendation for that security to other funds that it sub-advises that are registered as investment companies under the 1940 Act.  In addition, the Sub-Adviser shall provide the Trust’s custodian on each business day with information relating to all transactions concerning each Fund’s assets under Sub-Adviser’s supervision, and shall provide Adviser with such information upon the reasonable request of the Adviser;

o)
immediately notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority.  The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect;

p)
immediately notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund.  For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality; and

q)
at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser shall, at its expense, bear any fees or costs associated with regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Adviser); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund.

The Adviser and the Sub-Adviser each further agree that:

a)
to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations, and then-current regulations of the National Futures Association (“NFA”) require (i) registration by either party as a Commodity Pool Operator or Commodity Trading Advisor, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall comply with such requirements;

b)
Sub-Adviser shall comply with all requirements of the applicable CEA and then-current CFTC regulations, and then-current NFA regulations that apply to Sub-Adviser with regard to the Fund, and with regard to all Funds for which it serves as Sub-Adviser; and

c)
Sub-Adviser shall cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations and then current NFA regulations.

4.
Custody of Assets.  Sub-Adviser shall at no time have the right to physically possess the assets of the Fund or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Fund.  In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Fund.  All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.
Brokerage.  The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates.  Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Fund. Sub-Adviser will provide copies of all such agreements to the Adviser. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution”, which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to:  the best price available; the reliability, integrity and financial condition of the broker-

dealer; the size of and difficulty in executing the order; the broker’s execution capabilities and any research provided by the broker that aids the Sub-Adviser’s investment decision-making process; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and as interpreted by the SEC, and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act).  Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations.  The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

6.
Expenses.  The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement.  Each Fund or the Adviser will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; transaction fees and expenses; costs relating to local administration of securities; and fees for any pricing services.  All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7.
Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request, copies of which may be retained by the Sub-Adviser.  Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions.  The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.
Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Fund, in accordance with Schedule B hereto.

The Sub-Adviser agrees that the fee rate paid to the Sub-Adviser pursuant to Schedule B hereto shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other future, new U.S. registered investment company client being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as the Fund.

9.
Services to Others.  Adviser understands, and has advised the Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts.  Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each.  Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account.  Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund.  Adviser recognizes, and has advised Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security.  In addition, Adviser understands, and has advised the Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.
Limitation of Liability. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund, any shareholder of the Fund or the Adviser either in connection with the performance of Sub-Adviser’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser’s willful misfeasance,  or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.  Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

11.
Indemnification.  Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers) [and Sub-Adviser further agrees to indemnify the Fund,] against any claim, damages, loss or liability (including reasonable attorneys’ fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12.
Duration and Termination.  This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through September 30, 2018.  Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial term, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)  Section 10 and 11 herein shall survive the termination of this Agreement.

13.	Acknowledgements of Adviser. Adviser acknowledges and agrees that:

a)
If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7.

b)
If the Adviser is registered as a Commodity Pool Operator under the CEA with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of claim for exemption filed pursuant to Rule 4.12(d) with respect to such Fund.

c)
If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

14.
Obligations of Adviser.  The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

(a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

(b)	A list of restricted securities for the Fund (including CUSIP, Sedol or other appropriate security identification);

(c)	A copy of the current compliance procedures for the Fund; and

(d)	A list of legal and compliance contacts.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15.       Confidential Treatment.  All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Fund.  It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.  Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees.

16.
Entire Agreement; Amendment of this Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the Fund.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

To the Adviser:	Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
Email address: JNAMLegal@jackson.com

To the Sub-Adviser:	Scout Investments, Inc.
928 Grand Boulevard
Kansas City, Missouri
Attention: Legal Department – General Counsel

To the Trust:	JNL Series Trust
1 Corporate Way
Lansing, MI 48951
Attention: Chief Legal Officer
Email address: JNAMLegal@jackson.com

In accordance with the foregoing, Adviser hereby consents to receive Sub-Adviser’s Form ADV Part 2 and other Sub-Adviser Communications via e-mail to Adviser’s e-mail address set out above.  Although Adviser does not impose any additional charges for electronic delivery, Adviser may, of course, incur costs associated with Adviser’s electronic access, such as usage charges from Adviser’s Internet access providers.  Adviser may revoke its election to receive such Sub-Adviser Communications via e-mail at any time by written notice to the Sub-Adviser requesting that Sub-Adviser send Sub-Adviser Communications via facsimile or in hardcopy via the postal service to the address set out above or as notified to the Sub-Adviser by Adviser from time to time.

18.
Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name “JNL Series Trust” and “Trustees of JNL Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed.  The obligations of the “JNL Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.
Representations and Warranties of the Sub-Adviser.  The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party, it has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement and the performance of the Sub-Adviser’s obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject.

The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV, Part 1 as filed with the Securities and Exchange Commission, as well as a copy of its current Part 2 of Form ADV.

The Sub-Adviser further represents that it has reviewed the initial, pre- and/or post effective amendment(s) to the Registration Statement for the Fund filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

20.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

21.
Counterpart Signatures.  This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

22.
Qualified Institutional Buyer Representations. Adviser represents that on the date of this Agreement the Fund is a “qualified institutional buyer” as that term is defined in Rule 144A of the Securities Act of 1933, as amended, and as such owns or invests on a discretionary basis at least $100 million (“QIB Amount”) in securities (valued at cost, except where the Fund reports its securities holdings on the basis of fair market value and no current information with respect to the cost of securities has been published) of issues that are not affiliated with the Fund.  Adviser agrees to furnish Sub-Adviser with such financial information as it may request to confirm the Fund’s status (or continuing status) as a qualified institutional buyer and to inform Sub-Adviser promptly if the Fund loses its status as a qualified institutional buyer because it no longer owns and invests the QIB Amount.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed, effective as of the date first written above.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Chief Executive Officer

Scout Investments, Inc.

By:	/s/ David B. McKinney
Name:	David B. McKinney
Title:	Senior Vice President

Schedule A
 November 17, 2017
(Fund)

JNL/Scout Unconstrained Bond Fund

Schedule B
November 17, 2017
 (Compensation)

JNL/Scout Unconstrained Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $1 Billion	0.25%
Amounts over $1 Billion	0.20%